EXHIBIT 10.2

AMENDMENT NO. 2
to the
EMPLOYMENT AGREEMENT

        AMENDMENT (“Amendment No. 2”) dated June 17, 2020, and made effective as of March 29, 2020 (the “Effective Date”), by and between Ralph Lauren Corporation, a Delaware corporation (the “Company”), and Patrice Louvet (the “Executive”).

        WHEREAS, the Executive serves as the President and Chief Executive Officer of the Company pursuant to an Employment Agreement by and between the Company and the Executive dated May 11, 2017, as amended (the “Employment Agreement”); and

        WHEREAS, the Company and the Executive wish to amend the Employment Agreement in certain respects;

        NOW, THEREFORE, intending to be bound, the parties hereby agree as follows.

1.     The parenthetical paragraph at the bottom of the Section entitled “Executive Incentive Plan” in Exhibit 1 attached to the Employment Agreement is amended to read in its entirety as follows, effective as of the Effective Date:

“(At all times the bonus opportunity will be governed by the terms of the Company’s EOAIP and nothing contained herein restricts the Company’s rights to alter, amend or terminate the EOAIP at any time. Any reduction in the eligible opportunity to receive the bonus target percentage and/or the maximum percentage will nevertheless constitute Good Reason under Section 2.1(e)(A) of this Agreement, except with respect to the Company’s Fiscal 2021, during which a reduction in the maximum percentage shall not constitute Good Reason under Section 2.1(e)(A) of this Agreement).”

2.    Except as amended and/or modified by this Amendment No. 2, the Employment Agreement is hereby ratified and confirmed and all other terms of the Employment Agreement shall remain in full force and effect, unaltered and unchanged by this Amendment No. 2.

    IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be duly executed and the Executive has hereunto set his hand on the date first set forth above, as of the Effective Date.

RALPH LAUREN CORPORATION

By: /s/ MICHAEL A. GEORGE
Michael A. George,
Chairman of the Compensation & Organizational Development Committee

EXECUTIVE

/s/ PATRICE LOUVET
Patrice Louvet

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